                                                                      EXHIBIT 99


                              SUBJECT TO REVISION
                 REVISED SERIES TERM SHEET DATED MARCH 11, 1999

                      SEARS CREDIT ACCOUNT MASTER TRUST II
      $500,000,000 ____% CLASS A MASTER TRUST CERTIFICATES, SERIES 1999-1 $35,300,000 _____% CLASS B MASTER TRUST CERTIFICATES, SERIES 1999-1

                             SEARS, ROEBUCK AND CO.
                                    SERVICER
                                   SRFG, INC.
                                     SELLER

     THE CERTIFICATES REPRESENT INTERESTS IN THE SEARS CREDIT ACCOUNT MASTER TRUST II. THE CERTIFICATES ARE NOT OBLIGATIONS OF SEARS, ROEBUCK AND CO., SEARS NATIONAL BANK, SRFG, INC. OR ANY OF THEIR AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

     THIS REVISED SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS REVISED SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS REVISED SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WILL CONTAIN ADDITIONAL INFORMATION NOT SET FORTH IN THIS REVISED SERIES TERM SHEET. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     THIS REVISED SERIES TERM SHEET IS NOT AN OFFER TO SELL ANY SECURITY, NOR IS IT A SOLICITATION OF AN OFFER TO BUY ANY SECURITY. SEARS AND SRFG MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. SEARS AND SRFG MAY NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                    UNDERWRITERS OF THE CLASS A CERTIFICATES
MERRILL LYNCH & CO.
          BEAR, STEARNS & CO. INC.
                    CREDIT SUISSE FIRST BOSTON
                             GOLDMAN, SACHS & CO.
                                     MORGAN STANLEY DEAN WITTER

This revised series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 1999-1 Supplement to the Pooling and Servicing Agreement.


THE TRUST.................................  Sears Credit Account Master Trust II.

THE CERTIFICATES..........................  $500,000,000 ___% Class A Master
                                            Trust Certificates, Series 1999-1.
                                            $35,300,000 ___% Class B Master Trust
                                            Certificates, Series 1999-1.  SRFG
                                            reserves the right to retain the
                                            Class B certificates.

SELLER RETAINED CERTIFICATES..............  $52,950,000 Class C Master Trust
                                            Certificates, Series 1999-1.  The
                                            Class C certificates will be retained
                                            by SRFG and therefore you may not
                                            purchase Class C certificates in this
                                            offering.

INTEREST ON THE CERTIFICATES..............  Class A Certificates:  ____% per year.

                                            Class B Certificates: ____% per year.

                                            The Trustee will calculate interest
                                            on the Certificates on the basis of a
                                            360-day year of twelve 30-day months.

INTEREST PAYMENT DATES....................  The 15th day of each month (or, if not a business day, the next business
                                            day) beginning in April 1999.

PRINCIPAL PAYMENTS........................  The Trust is scheduled to pay Class A principal in 24 equal monthly
                                            payments of $20,833,333.34 on the
                                            15th day of each month (or, if not a
                                            business day, the next business day)
                                            beginning in April 2003 and ending in
                                            March 2005.

                                            The Trust is scheduled to pay Class B
                                            principal in 2 equal monthly payments
                                            of $17,650,000.00 on April 15, 2005
                                            (or, if not a business day, the next
                                            business day) and May 15, 2005 (or,
                                            if not a business day, the next
                                            business day).

CLASS A EXPECTED FINAL PAYMENT DATE.......  March 15, 2005 (or, if not a business day, the next business day).


CLASS B EXPECTED FINAL PAYMENT DATE.......  May 15, 2005 (or, if not a business day, the next business day).

RECEIVABLES...............................  The aggregate amount of receivables in the accounts in the Trust as of
                                            the last day of the Due Period ending
                                            in January 1999 was $11,149,628,362
                                            consisting of $10,965,902,540 of
                                            principal receivables and
                                            $183,725,822 of finance charge
                                            receivables.

                                            "Due Period" for any account is the
                                            period included in the monthly
                                            billing cycle of that account.


SUBORDINATION (CLASS A CREDIT
ENHANCEMENT)..............................  The Class B certificates and the
                                            Class C certificates will be
                                            subordinate to the Class A
                                            certificates to the extent described
                                            in the prospectus supplement.
                                            Subordination of the Class B
                                            certificates and Class C certificates
                                            provides credit enhancement for the
                                            Class A certificates.


SUBORDINATION (CLASS B CREDIT
ENHANCEMENT)..............................  The Class C certificates will be subordinate to the Class B
                                            certificates to the extent described
                                            in the prospectus supplement.
                                            Subordination of the Class C
                                            certificates provides credit
                                            enhancement for the Class B
                                            certificates.

SERIES TERMINATION DATE...................  The business day after March 15, 2009
                                            (or, if March 15, 2009 is not a
                                            business day, the second business day
                                            after March 15, 2009).  The "Series
                                            Termination Date" is the last day on
                                            which the Trust will make payments on
                                            the Certificates.

ERISA CONSIDERATIONS......................  Under the regulations issued by the
                                            Department of Labor, the Trust's
                                            assets will not be considered "plan
                                            assets" of any employee benefit plan
                                            that holds interests in the Class A
                                            certificates if the Class A
                                            certificates meet the requirements
                                            necessary to be considered "publicly
                                            offered securities." One of those
                                            requirements is that, upon completion
                                            of the public offering, at least 100
                                            persons independent of SRFG and each
                                            other hold interests in the Class A
                                            certificates.  The Class A
                                            Underwriters expect, although they
                                            cannot assure you, that at least 100
                                            independent persons will hold
                                            interests in the Class A
                                            certificates.  SRFG also expects that
                                            the other requirements will be met so
                                            that the Class A certificates will be
                                            considered "publicly-offered
                                            securities."  If, however, the Class
                                            A certificates do not meet the
                                            requirements of a "publicly offered
                                            security" and the Trust's assets are
                                            considered to be "plan assets" of an
                                            employee benefit plan, then the
                                            "prohibited transaction" rules of the
                                            Employee Retirement Income Security
                                            Act of 1974, as amended, may apply to
                                            certain transactions involving the
                                            Trust's assets.  We do not expect
                                            that 100 or more independent persons
                                            will hold interests in the Class B
                                            certificates.  Accordingly, employee
                                            benefit plans should consult their
                                            counsel before purchasing
                                            Certificates.

CLASS A CERTIFICATE RATING................  The Trust will issue the Class A certificates only if at least two
                                            nationally recognized rating agencies
                                            rate the Class A certificates in the
                                            highest rating category.  The rating
                                            agencies base their ratings primarily
                                            on the value of the receivables in
                                            the Trust and the subordination of
                                            the Class B certificates and the
                                            Class C certificates.

CLASS B CERTIFICATE RATING................  Unless SRFG retains the Class B certificates, the Trust will issue
                                            the Class B certificates only if at
                                            least two nationally recognized
                                            rating agencies rate the Class B
                                            certificates in one of the three
                                            highest rating categories.  The
                                            rating agencies base their ratings
                                            primarily on the value of the
                                            receivables in the Trust and the
                                            subordination of the Class C
                                            certificates.


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


         COMPOSITION AND HISTORICAL PERFORMANCE OF THE SEARS PORTFOLIO

The tables below describe the composition and historical performance of the accounts in the Sears Portfolio, excluding accounts from Puerto Rico (which are not included in the Trust). These tables do not reflect the composition and historical performance of the accounts in the Trust. Sears uses different methodologies to calculate the performance characteristics of the accounts in the Sears Portfolio than those the Trust uses to calculate the performance characteristics of the accounts in the Trust.

COMPOSITION OF THE SEARS PORTFOLIO

                    COMPOSITION OF ACCOUNTS BY CREDIT LIMIT

The accounts in the Sears Portfolio had the following distributions of credit limits (1):

                                             PERCENTAGE OF SEARS PORTFOLIO
                                             AS OF BILLING CYCLES ENDED IN
               CREDIT LIMIT                          DECEMBER 1998
               ------------                          -------------
               $    0 - $   99 (2)...............        18.1%
                  100 -    499...................         2.8%
                  500 -    999...................         5.4%
                1,000 -  1,499...................         6.8%
                1,500 -  1,999...................         6.1%
                2,000 -  2,999...................        14.0%
                3,000 -  3,999...................        18.1%
                4,000 and over...................        28.7%
                                                        ------
                                                        100.0%
                                                        ======

______________
(1) Sears based this information on accounts with balances at any time in the twenty-four months ended with the billing cycles ended in December 1998.

(2) Sears National Bank or Sears may impose zero credit limits (i) due to delinquency, (ii) upon customer request, (iii) temporarily in the case of lost or stolen credit cards or (iv) under certain circumstances in which the customer's credit may be in question. The customer must obtain specific approval from the Bank or Sears for purchases on an account with a zero credit limit. Sears is in the process of converting its receivables processing system to the Total System Services, Inc. ("TSYS") account processing system. In general, for accounts processed on Sears existing receivables processing system, specific approval is automatic for accounts with past due balances less than two times the scheduled minimum monthly payment and automatically denied for accounts with past due balances greater than or equal to two times the scheduled minimum monthly payment. For accounts converted to the new TSYS processing system, specific approval is automatic for accounts that are current or for which the customer has failed to make a required payment only in the last billing cycle, and automatically denied for accounts for which the customer has failed to make a required payment in each of the last two or more billing cycles.

                                 LARGEST STATES

The Sears Portfolio is not concentrated geographically. As of the billing cycles ended in December 1998, the following five states had the largest receivables balances and number of accounts:


SEARS PORTFOLIO             CALIFORNIA  FLORIDA  NEW YORK  PENNSYLVANIA  TEXAS
---------------             ----------  -------  --------  ------------  -----
% of active accounts.......      10.5%     6.9%      6.5%          5.9%   6.7%
% of balances..............      10.6%     7.4%      6.1%          5.2%   8.2%




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No other state accounted for more than 5% of the number of active accounts in the Sears Portfolio or 5% of the balances as of the billing cycles ended in December 1998.


                                   SEASONING

More than 57% of the accounts in the Sears Portfolio were at least five years old as of the billing cycles ended in December 1998. The ages of accounts in the Sears Portfolio were distributed as follows:


                                                     PERCENTAGE OF SEARS
                                                   PORTFOLIO AS OF BILLING
                                                       CYCLES ENDED IN
      AGE OF ACCOUNTS                                   DECEMBER 1998
      ---------------                                   -------------
      Up to 1 year.................................           7.6%
      1 year up to 2 years.........................           8.4%
      2 years up to 3 years........................          12.5%
      3 years up to 4 years........................           8.7%
      4 years up to 5 years........................           6.2%
      5 years up to 10 years.......................          18.5%
      10 years and older...........................          38.1%
                                                            ------
                                                            100.0%
                                                            ======

Sears based this information on accounts with balances at any time in the twenty-four months ended with the billing cycles ended in December 1998.


                           SUMMARY YIELD INFORMATION

The accounts in the Sears Portfolio had the following annualized aggregate monthly yields:

                                          THREE             TWELVE
                                      MONTHS ENDED       MONTHS ENDED
                                    JANUARY 31, 1999   JANUARY 31, 1999   1998      1997      1996
                                    ----------------   ----------------  ------    ------    ------
Aggregate Monthly Yield............       19.78%             20.38%        20.48%    20.27%    18.67%

Aggregate monthly yield is the average of monthly yields annualized for each period shown. Sears calculates "monthly yield" by dividing:

          - monthly finance charges and late fees minus late fees and the estimated amount of finance charges billed to accounts that were charged-off as uncollectible in that month; by

          -    the balance outstanding as of the beginning of the month.



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                         SUMMARY CHARGE-OFF INFORMATION

The accounts in the Sears Portfolio had the following annualized gross charge-off and recoveries percentages:

                                              THREE MONTHS       TWELVE MONTHS
                                                 ENDED              ENDED
                                            JANUARY 31, 1999   JANUARY 31, 1999    1998    1997    1996
                                           -----------------   ----------------    ----    ----    ----
Gross Charge-Offs as a % of balances......       8.40%                8.76%         8.82%   7.61%   5.12%
Recoveries as a % of balances.............       1.38%                1.37%         1.35%   1.06%   0.79%

All rates shown are unweighted averages of monthly rates annualized for each period shown. Sears calculated the monthly rate by dividing:


          - either (i) the amount of charged-off receivables for that month minus late fees and the estimated amount of finance charges billed to accounts that were charged-off as uncollectible in that month, or (ii) the amount of recoveries for that month, as applicable; by


          -    the balance outstanding as of the beginning of the month.



For a discussion of Sears change to a new aging methodology in connection with the conversion of its proprietary receivables processing system to the TSYS account processing system, which will have an effect on gross charge-off levels, see the Trust's Current Report on Form 8-K filed on May 14, 1998.

                     SUMMARY DELINQUENCY AGING INFORMATION

The accounts in the Sears Portfolio had the following delinquency profiles (1):


                                                TWELVE MONTHS
                                              ENDED JANUARY 31,
                                                   1999 (2)       1998 (2)     1997       1996
                                                   ----           ----         ----       ----
Delinquencies as a % of balances (3)
60-89 days past due...........................     1.97%           1.99%      1.96%      1.66%
90-119 days past due..........................     1.53%           1.53%      1.45%      1.16%
120 days or more past due.....................     3.45%           3.46%      2.97%      2.18%
                                                  ------          ------      -----      -----
Total Delinquencies                                6.95%           6.98%      6.38%      5.00%
                                                  ======          ======      =====      =====

__________________
(1) For a discussion of Sears change to a new aging methodology in connection with the conversion of its proprietary receivables processing system to the TSYS account processing system, see the Trust's Current Report on Form 8-K filed on May 14, 1998.

(2) We determined these percentages using the monthly percentages for all accounts for months ended on or prior to October 31, 1998, and the monthly percentages for the approximately 88% of accounts that had not been converted for subsequent months.

(3) Under Sears proprietary receivables processing system, in general, Sears and the Bank consider an account delinquent when its cumulative past due balance is three or more times the scheduled minimum monthly payment. The data above reflect the percentage of account balances for which the cumulative past due amount is three, four, and five or more times, respectively, the scheduled minimum monthly payment. Sears divides delinquencies as of the end of each billing cycle by balances at the beginning of that month.


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


     Under the TSYS processing system, Sears and the Bank determine delinquency levels for accounts using an aging methodology that is based on the number of billing cycles that have commenced since the customer failed to make a required payment. The following data reflect converted accounts for which the customer has failed to make a required payment in each of the last three, four, and five or more billing cycles, respectively. For converted accounts, Sears divides delinquencies as of the end of each month by balances at the beginning of that month. The performance of the converted accounts may not be representative of the total Sears Portfolio.

                                                         THREE MONTHS ENDED JANUARY 31, 1999
                                                         -----------------------------------
                                                           UNCONVERTED            CONVERTED
                                                         ACCOUNTS (88% OF      ACCOUNTS (12% OF
                                                         SEARS PORTFOLIO)      SEARS PORTFOLIO)*
                                                         ----------------      ----------------
           Delinquencies as a % of balances
            60-89 days past due.....................            1.96%                2.36%
            90-119 days past due....................            1.58%                1.85%
            120 days or more past due...............            3.55%                5.25%
                                                                -----                -----
                  Total Delinquencies                            7.09%                9.46%
                                                                =====                =====

           * If Sears had calculated delinquencies for converted accounts by dividing delinquencies as of the end of each billing cycle by balances at the beginning of that month, as it does for unconverted accounts, the total delinquencies as a percentage of balances for this period would have been 10.44%


                        SUMMARY PAYMENT RATE INFORMATION

The accounts in the Sears Portfolio had the following monthly payment rates:

                                      TWELVE MONTHS
                                   ENDED JANUARY 31,
PAYMENT RATES                              1999         1998      1997      1996
-------------                              ----         ----      ----      ----
Average Monthly Rate...............       6.55%        6.51%     6.14%     6.29%
Highest Monthly Rate...............       7.06%        6.89%     6.64%     6.83%
Lowest Monthly Rate................       6.15%        6.15%     5.81%     5.86%

Sears calculates the payment rate by dividing:


          -    cash received during each month; by

          -    the balance outstanding as of the beginning of that month.



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